Exhibit 10.13

CONFIDENTIAL TREATMENT REQUESTED

EXECUTION DRAFT

LICENSE AGREEMENT

BY AND BETWEEN

SYNLOGIC, INC.

AND

SYNLOGIC IBDCO, INC.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

TABLE OF CONTENTS

ARTICLE 1. DEFINITIONS		3
ARTICLE 2. LICENSE GRANTS		11
2.1.	Synlogic Grant	11
2.2.	Company Grants	11
2.3.	Covenants	11
2.4.	Reservation of Rights	11
2.5.	[***] License	12
2.6.	[***] License	12
ARTICLE 3. ECONOMICS		12
3.1.	Synlogic Product Royalty	12
3.2.	Deductions and Payments	12
3.3.	Audit Rights	13
ARTICLE 4. INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS		14
4.1.	Ownership of Inventions and Regulatory Data	14
4.2.	Prosecution and Maintenance of Patent Rights	15
4.3.	Third Party Infringement	15
4.4.	Orange Book Listings	17
ARTICLE 5. CONFIDENTIALITY		17
5.1.	Confidential Information	17
5.2.	Publicity	18
ARTICLE 6. REPRESENTATIONS AND WARRANTIES; CERTAIN COVENANTS		18
6.1.	Representations and Warranties of Synlogic	18
6.2.	Synlogic Covenants with Respect to the [***] and [***]	20
6.3.	Representations and Warranties of Company	20
6.4.	No Warranties	20
ARTICLE 7. INDEMNIFICATION		21
7.1.	General Indemnification By Synlogic	21
7.2.	General Indemnification By Company	21
7.3.	Notice	21
7.4.	Defense	22
7.5.	Cooperation	22
7.6.	Settlement	22

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 8. TERM AND TERMINATION		22
8.1.	Term	22
8.2.	Termination	22
8.3.	Effects of Termination	23
ARTICLE 9. MISCELLANEOUS		25
9.1.	Assignment; Successors	25
9.2.	Export Control	25
9.3.	Choice of Law	25
9.4.	Notices	25
9.5.	Severability	26
9.6.	Integration	26
9.7.	English Language	27
9.8.	Section 365(n)	27
9.9.	Waivers and Amendments	27
9.10.	Independent Contractors; No Agency	27
9.11.	Execution in Counterparts; Facsimile Signatures	27
9.12.	No Consequential or Punitive Damages	28
9.13.	Performance by Affiliates	28
9.14.	Force Majeure	28
9.15.	No Third Party Beneficiary Rights	28
9.16.	Non-exclusive Remedy	29
9.17.	Headings	29
9.18.	Further Assurances	29
9.19.	Construction	29
9.20.	Records Generally	29

LIST OF EXHIBITS; SCHEDULES

Exhibit A-1: Synlogic Patent Rights - Owned

Exhibit A-2: Synlogic Patent Rights - In-Licensed

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

COLLABORATION AND LICENSE AGREEMENT

This License Agreement (the “Agreement”) is made and effective as of the 16th day of July, 2015 (the “Effective Date”) by and between Synlogic, Inc., a Delaware corporation, with offices at 130 Brookline Street, Suite 201, Cambridge, MA 20139 (“Synlogic”) and Synlogic IBDCo, Inc., a Delaware corporation, with offices at 130 Brookline Street, Suite 201, Cambridge, MA 20139 (“Company”).

INTRODUCTION

WHEREAS, Company has certain rights to and is Researching and Developing engineered microbes to identify Delivered Microbes in accordance with the terms of the Merger Agreement (as defined below);

WHEREAS, Synlogic owns or has rights to certain Patent Rights and Know-How necessary for Company to Research and Develop engineered microbes and identify Delivered Microbes, in accordance with the terms of the Merger Agreement;

WHEREAS, the engineered microbes will be Researched and Developed in accordance with a Research Plan that sets forth the Research Activities to be performed in accordance with the terms of the Merger Agreement;

WHEREAS, it is contemplated that each of Synlogic, Company, and Buyer will perform the Research Activities; and

WHEREAS, Synlogic desires to provide Company with a license to use such Patent Rights and Know-How for the Research and Development of the engineered microbes, identification of the Delivered Microbes and further Development, manufacture, use and sale of the Lead Candidate and Products subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, Synlogic and Company hereby agree as follows:

ARTICLE 1.

DEFINITIONS

As used in this Agreement, the following terms shall have the meanings set forth below:

1.1. “Accounting Standards” means, with respect to a Party, that such Party shall maintain records and books of accounts in accordance with (a) United States Generally Accepted Accounting Principles or (b) to the extent applicable, International Financial Reporting Standards as issued by the International Accounting Standards Board.

1.2. “Action” means any claim, audit, examination, action, cause of action or suit (whether in contract or tort or otherwise), litigation (whether at law or in equity, whether civil or criminal), assessment, arbitration, mediation, investigation, hearing, charge, complaint, demand, notice or proceeding.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.3. “Affiliate” means, with respect to a Person, another Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person; provided, that for purposes of this definition, “control” means, with respect to a Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by Contract (as defined in the Merger Agreement), by board of director membership or representation, or otherwise.

1.4. “Agreement” is defined in the preamble of this Agreement.

1.5. “Backups” means [***].

1.6. “Breaching Party” is defined in Section 8.2.

1.7. [***].

1.8. “Buyer” means AbbVie S.à.r.l.

1.9. “Closing Date” has the meaning ascribed to such term in the Merger Agreement.

1.10. “Code” means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law).

1.11. “Collaboration Data” has the meaning ascribed to such term in the Merger Agreement.

1.12. “Collaboration Period” has the meaning ascribed to such term in the Merger Agreement.

1.13. “Combination Product” means a product sold as a single unit containing one or more Synlogic Products and one or more Other Active Ingredients.

1.14. “Company” is defined in the Preamble.

1.15. “Company Indemnified Parties” is defined in Section 7.1.

1.16. “Company Intellectual Property” means all Intellectual Property described in Section 9.7(a)(i) of the Merger Agreement. For the avoidance of doubt, Company Intellectual Property shall not include any Regulatory Data.

1.17. “Company Patent Rights” means all Patent Rights included in the Company Intellectual Property.

1.18. “Confidential Information” means (a) all trade secrets or confidential or proprietary information or tangible materials of the disclosing Party or its Affiliates

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

provided or disclosed to the other Party or any of its Affiliates pursuant to this Agreement or, (b) information that was disclosed by a Party or any of its Affiliates to the other that is expressly stated or marked as confidential, and (c) the terms and conditions of this Agreement; provided, however, that Confidential Information shall not include information that:

(i) has been published by a Third Party or otherwise is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no wrongful act, fault or negligence on the part of the receiving Party or its Affiliates;

(ii) has been in the receiving Party’s or its Affiliates possession prior to disclosure by the disclosing Party without any obligation of confidentiality with respect to such information (as evidenced by the receiving Party’s or such Affiliate’s written records or other competent evidence);

(iii) is subsequently received by the receiving Party or its Affiliate from a Third Party without restriction and without breach of any agreement between such Third Party and the disclosing Party;

(iv) is generally made available to Third Parties by the disclosing Party without restriction on disclosure; or

(v) has been independently developed by or for the receiving Party or its Affiliates without reference to, or use or disclosure of, the disclosing Party’s Confidential Information (as evidenced by the receiving Party’s or such Affiliate’s written records or other competent evidence);

provided, however, that clauses (ii) through (v) above cannot be applied to the terms and conditions of this Agreement

1.19. “Control” or “Controlled” means, with respect to any Know-How, Patent Right, other intellectual property right, compound or product, the legal authority or right (whether by ownership, license (other than a license granted pursuant to this Agreement) or otherwise) of a Party or its relevant Affiliate, to grant access, a license or a sublicense of or under such Know-How, Patent Right, intellectual property right, compound or product to the other Party, to the extent contemplated by this Agreement, without breaching the terms of any agreement with a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.

1.20. “Copyrights” means all works of authorship and copyrights, whether in published or unpublished works, rights in databases and data collections, mask work rights, moral rights, rights in software and web site content, rights to compilations and collective works, rights to derivative works of any of the foregoing, registrations and applications for registration for any of the foregoing and renewals or extensions thereof.

1.21. “Cover,” “Covering” or “Covered” means, when referring to a product, Invention or other Know-How: (a) with respect to a patent, that, in the absence of a license

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

granted to a Person under a claim included in such patent, the practice by such Person of a specified activity with respect to such compound or product, or the practice by such Person of such Invention or the use by such Person of such Know-How, would infringe such claim, or (b) with respect to a patent application, that, in the absence of a license granted to a Person under a claim included in such patent application, the practice by such Person of a specified activity with respect to such compound or product, or the practice by such Person of such Invention or the use by such Person of such Know-How, would infringe such claim if such patent application were to issue as a patent.

1.22. “Delivered Microbes” means [***].

1.23. “Effective Date” is defined in the Preamble.

1.24. “Exploit” or “Exploitation” means to make, have made, import, export, use, have used, sell, have sold, or offer for sale, commercialize, register, manufacture (including improving manufacturing and process development), have manufactured, hold, or keep (whether for disposal or otherwise), or otherwise dispose of Products.

1.25. “Field” means the treatment, prevention or diagnosis of all diseases in humans or animals other than Orphan Indications.

1.26. “First Commercial Sale” means with respect to a Synlogic Product in a country, the first sale for monetary value for use or consumption by the end user of such Product in such country after the receipt of the regulatory approval for such Synlogic Product has been obtained in such country. Sales prior to receipt of regulatory approval for such Synlogic Product, such as, pursuant to any early access programs, so-called “treatment IND sales,” “named patient sales,” and “compassionate use sales,” shall not be construed as a First Commercial Sale.

1.27. “Inflammatory Bowel Disease” means [***].

1.28. “Intellectual Property” means any (a) Patent Rights, (b) Marks and applications therefor, (c) Copyrights, and (d) Know-How.

1.29. “Invention” means an invention that is conceived or reduced to practice by one or more individuals in the performance of the Research Activities.

1.30. “Know-How” means any and all information comprising or relating to concepts, discoveries, data, designs, formulae, composition, protocols, techniques, ideas, materials, Inventions, methods, models, assays, research plans, procedures, designs for experiments and tests and results of experimentation and testing, including results of research or development, together with processes, including manufacturing processes, specifications, techniques, chemical, biological, pharmacological, toxicological, clinical, safety, manufacturing, analytical and quality control data, trial data, case report forms, data analysis, reports or summaries and information contained in submissions to and information from ethical committees and governmental entities, in each case (whether or not confidential, proprietary, patented or patentable) in written, electronic or any other form now known or hereafter developed.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.31. “Lead Candidate” means [***].

1.32. “Licensee” means any Person other than Synlogic or its Affiliates to which rights to develop or commercialize Unselected Microbes or Synlogic Products have been transferred, sold, conveyed, disposed, granted or licensed anywhere in the Territory.

1.33. “Losses” means any claims, Actions, causes of action, judgments, awards, suits, fines, liabilities, losses, costs (including the costs of defense and enforcement of this Agreement and all ancillary agreements), damages, expenses or amounts paid in settlement (in each case, including reasonable attorneys’ and experts’ fees and expenses). Other than with respect to breaches of Section 5.1 (Confidentiality), Losses shall not include punitive damages, except to the extent incurred or paid in connection with a Third Party Claim.

1.34. “Marks” means all common law trademarks and service marks, fictional business names, trade names, certification marks, collective marks, domain names, trademark and service mark registrations, renewals, applications for registration, and foreign equivalents of the foregoing; and the goodwill of service, product or business associated with each of the foregoing.

1.35. “Merger Agreement” means that certain Agreement and Plan of Merger dated as of the Effective Date by and among AbbVie S.à.r.l., Suffolk Merger Sub, Inc., Synlogic IBDCo, Inc., Synlogic, LLC and Synlogic, Inc., as amended or modified from time to time.

1.36. [***].

1.37. “Net Sales” means with respect to a Synlogic Product for any period, the [***] on sales of such Synlogic Product during such period by Synlogic, its Affiliates, or Sublicensees to Third Parties (including wholesalers or distributors), in bona fide arm’s length transactions, less the following deductions, in each case [***] to the Synlogic Product and [***]: (a) [***]; (b) [***]; (c) taxes on sales (such as sales, value added, or use taxes, but excluding taxes assessed or assessable against the income derived by Synlogic, its Affiliates or Sublicensees from such sales) to the extent added to the sale price and set forth separately as such in the total amount invoiced; (d) amounts repaid or credited by reason of rejections, defects, [***] percent ([***]%) return goods allowance or recalls, or because of retroactive price reductions, including rebates or wholesaler charge backs; (e) the portion of [***] during the relevant time period to [***] relating to such Synlogic Product; (f) any consideration actually paid or payable for any [***] such Synlogic Product, where for purposes of this Net Sales definition, [***] such Synlogic Product; (g) any invoiced amounts [***] Synlogic, its Affiliates or Sublicensees, including [***]; (h) [***] Synlogic, its Affiliates or Sublicensees [***] Synlogic, its Affiliates or Sublicensees (it being understood that neither Synlogic nor any of its Affiliates or Sublicensees shall be permitted to deduct [***] to the extent any other Person has deducted [***] with respect to the sales of the same Synlogic Product); (i) [***] set forth separately as such [***] as well as any [***] of such Synlogic Product; and (j) any other [***] deductions that are [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Net Sales shall not include [***] of Synlogic Product [***]. Net Sales shall include [***] received by Synlogic, its Affiliates or Sublicensees in respect of the Synlogic Product[***]. Net Sales shall not include [***] Synlogic, its Affiliates or Sublicensees [***].

In the event that a Synlogic Product is sold [***] in a Combination Product, Net Sales for such Synlogic Product sold as part of a Combination Product shall be determined by [***] during the applicable period [***]the Combination Product [***], in each case during the applicable period or, if [***] in such period, then [***]. If such [***] cannot be determined for such Synlogic Product or [***] the Parties shall [***] to determine [***] shall be treated as “Net Sales” under this Agreement, which determination shall be based on the [***] Combination Product, [***] Combination Product. If the Parties are unable to [***] such determination of Net Sales, then the Parties shall resolve the issue pursuant to Section 12.5 of the Merger Agreement.

1.38. “Non-Breaching Party” is defined in Section 8.2.

1.39. “Orphan Indication” means any disease or condition that affects less than 200,000 people in the United States (or, if the Orphan Drug Act or the FDA’s implementing regulations at 21 CFR Part 316 are amended to modify such number of people, such amended number of people; provided, that such Orphan Indication shall not at any time include a disease or condition for which Company or one of its Affiliates, licensees or Sublicensees has initiated a bona fide research program for a Delivered Microbe or Product if, at the time of initiation of such research program, such disease or condition was not an Orphan Indication hereunder).

1.40. “Other Active Ingredient” means any component that provides pharmacological activity or other direct therapeutic effect or that therapeutically affects the structure or any function of the body whereby such component is not an Unselected Microbe or Synlogic Product and is not derived by Synlogic or its Affiliates and/or Licensees from Know-How that is Controlled by Synlogic or such Affiliates or from the Confidential Information of any such Person.

1.41. “Party” means either Synlogic or Company; “Parties” means Synlogic and Company, collectively.

1.42. “Patent Rights” means any and all (a) national, regional and international patents and patent applications, including provisional patent applications and right to priority to such applications, (b) patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued prosecution applications, (c) patents that have issued or in the future issue from the foregoing patent applications ((a) and (b)), including utility models, petty patents and design patents and certificates of invention, (d) extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((a), (b),

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

and (c)), and (e) similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents.

1.43. “Person” means an individual, corporation, company, partnership, limited liability company, joint venture, association, trust, business trust, governmental entity, unincorporated organization, a division or operating group of any of the foregoing or any other entity or organization.

1.44. “Product” means any human pharmaceutical product containing or comprised of a Delivered Microbe as an active ingredient, in any and all forms, presentations, delivery systems, dosages, and formulations.

1.45. “Regulatory Data” means all Collaboration Data and, following the Closing Date (if such Closing Date occurs), all other data that is generated or developed by Buyer, its Affiliates or Third Parties acting on their behalf, in connection with the Research and Development of Products.

1.46. “Regulatory Exclusivity” means, with respect to any country or other jurisdiction, an additional market protection, other than patent protection, granted by a regulatory authority in such country or other jurisdiction which confers an exclusive commercialization period during which a Party or its Affiliates or Sublicensees have the exclusive right to manufacture, market or sell a Delivered Microbe, Product or Synlogic Product in such country or other jurisdiction through a regulatory exclusivity right (e.g., new chemical entity or biologic exclusivity, new use or indication exclusivity, new formulation exclusivity, orphan drug exclusivity or pediatric exclusivity).

1.47. “Research and Development” means all activities directed to the research and development of the Delivered Microbes or Products, including GLP toxicology studies and any other pre-clinical or clinical activities and studies; and the terms “Research and Develop,” “Research” and “Develop” shall have correlative meaning.

1.48. “Research Activities” means the activities outlined in the Research Plan to be performed by or on behalf of Buyer, the Company or any of their respective Affiliates with respect to the Research and Development of a Delivered Microbe or Product prior to the exercise of the Option in accordance with Section 3.1 of the Merger Agreement.

1.49. “Research Plan” means the plan outlining the research, discovery and Research Activities to be performed by the Company with respect to the Delivered Microbes in the Field[***] attached to the Merger Agreement as Exhibit L.

1.50. “Sublicensee” means, with respect to a Party, a Third Party sublicensee of rights granted to such Party under this Agreement or a Third Party licensee of rights with respect to the Lead Candidate or a Product, which rights are retained by such Party under this Agreement with respect to such Lead Candidate or Product.

1.51. “Synlogic” is defined in the Preamble.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.52. “Synlogic Delivered Microbe Patent Rights” is defined in Section 4.2.1(a).

1.53. “Synlogic Indemnified Parties” is defined in Section 7.2.

1.54. “Synlogic Intellectual Property” means all Intellectual Property Controlled by Synlogic or its Affiliates on the Effective Date or during the Term that is necessary or useful to perform the Research Activities set forth in the Research Plan or to Exploit the Delivered Microbes and Products in the Field.

1.55. “Synlogic Know-How” means all Know-How included in the Synlogic Intellectual Property.

1.56. “Synlogic-Owned Inventions” is defined in Section 4.1.2.

1.57. “Synlogic Patent Rights” means all Patent Rights included in the Synlogic Intellectual Property.

1.58. “Synlogic Product” is defined in Section 3.1.

1.59. “Synlogic Royalty” is defined in Section 3.1.

1.60. “Synlogic Royalty Term” means, with respect to each Synlogic Product in each country or other jurisdiction, the last to occur of: (a) the expiration, invalidation or abandonment date of the last Synlogic Patent Right or Patent Right licensed under Section 2.2.1 that includes a Valid Claim that Covers the manufacture, use or sale of such Synlogic Product in such country, (b) [***] from the First Commercial Sale of such Synlogic Product in such country, and (c) the expiration of Regulatory Exclusivity in such country for such Synlogic Product.

1.61. “Term” is defined in Section 8.1.

1.62. “Territory” means worldwide.

1.63. “Third Party” means any person or entity other than Company, Synlogic and their respective Affiliates.

1.64. “Third Party Claim” is defined in Section 7.3.

1.65. “United States,” “U.S.” “US” or “US Territory” means the United States of America and its territories and possessions.

1.66. “Unselected Microbes” means [***].

1.67. “Valid Claim” means a claim of any issued and unexpired patent whose validity, enforceability, or patentability has not been affected by any of the following: (a) irretrievable lapse, abandonment, revocation, dedication to the public, or disclaimer; or (b) a holding, finding, or decision of invalidity, unenforceability, or non-patentability by a court, governmental agency, national or regional patent office, or other appropriate body

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

that has competent jurisdiction, such holding, finding, or decision being final and unappealable or unappealed within the time allowed for appeal.

ARTICLE 2.

LICENSE GRANTS

2.1. Synlogic Grants.

2.1.1. Research Activities. Subject to the terms and conditions of this Agreement, Synlogic hereby grants to Company, during the Collaboration Period, a worldwide, nonexclusive license and sublicense under the Synlogic Intellectual Property, to perform the Research Activities set forth in the Research Plan.

2.1.2. Delivered Microbes. Subject to the terms and conditions of this Agreement, Synlogic hereby grants to Company a worldwide, exclusive fully-paid up license and sublicense, with the right to grant sublicenses, under the Synlogic Intellectual Property to Exploit the Delivered Microbes and Products in the Field.

2.1.3. Exclusion. The grant of rights under this Agreement shall not include the right to Research, Develop or Exploit any microbe, engineered microbe, engineered circuit or bacterial vector other than the Delivered Microbes.

2.2. Company Grants.

2.2.1. Engineered Microbes. Subject to the terms and conditions of this Agreement, Company hereby grants to Synlogic a worldwide, exclusive, royalty-bearing license with the right to grant sublicenses under the Company Intellectual Property to Research, Develop and Exploit the Unselected Microbes [***].

2.2.2. Delivered Microbes. Subject to the terms and conditions of this Agreement and the Merger Agreement, Company hereby grants to Synlogic a worldwide, exclusive, fully-paid up, license with the right to grant sublicenses under the Company Intellectual Property to Research, Develop and Exploit the Delivered Microbes [***].

2.3. Covenants.

2.3.1. Synlogic Covenant. Synlogic shall not conduct Research and Development of any Delivered Microbe or any Product [***] Buyer or any of its Affiliates or Sublicensees [***].

2.3.2. Company Covenant. Beginning on the Effective Date and continuing during the Term, Company and its Affiliates shall not, and shall not cause any Third Party to Research, Develop or Exploit [***].

2.4. Reservation of Rights. No rights, other than those expressly set forth in this Agreement are granted to either Party hereunder, and no additional rights shall be deemed granted to either Party by implication, estoppel or otherwise, with respect to any Intellectual Property rights. All rights not expressly granted by either Party or its Affiliates to the other hereunder are reserved.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

2.5. [***]License. The Parties acknowledge and agree that from and after the Closing Date the Parties’ rights and obligations under this Agreement shall be subject to the provisions of the [***] to be agreed upon by Buyer and Synlogic and set forth in Schedule 2.5 to be attached hereto prior to the exercise of the Option by Buyer in accordance with Section 3.1 of the Merger Agreement. In addition, from and after the Closing Date, Company agrees to be bound directly to other indemnified parties under the [***], including [***] (as defined therein), in respect of the terms of the[***] to be identified on Schedule 2.5 for the protection of such indemnified parties to the extent required under the [***]. Synlogic shall not modify, waive or amend or permit [***] to modify, waiver or amend, any term or condition of the [***] in a manner that could reasonably be expected to adversely affect the Company’s rights, or increase the Company’s obligations, under this Agreement.

2.6. [***] License. The Parties acknowledge and agree that from and after the Closing Date the Parties’ rights and obligations under this Agreement shall be subject to the following provisions of the [***] to be agreed upon by Buyer and Synlogic and set forth in Schedule 2.5 to be attached hereto prior to the exercise of the Option by Buyer in accordance with Section 3.1 of the Merger Agreement. Synlogic shall not modify, waive or amend, or permit [***] to modify, waiver or amend, any term or condition of the[***] in a manner that could reasonably be expected to adversely affect the Company’s rights, or increase the Company’s obligations, under this Agreement.

ARTICLE 3.

ECONOMICS

3.1. Synlogic Product Royalty. In the event that Synlogic, its Affiliates or its Sublicensees Exploit any product comprised of or using an Unselected Microbe pursuant to Section 2.2.1 for use in [***] (such products, the “Synlogic Products”), Synlogic shall pay to Company a royalty on Net Sales of the Synlogic Products at a royalty rate equal to [***] percent ([***]%) (the “Synlogic Royalties”) subject to the deductions in Section 3.2 below.

3.2. Deductions and Payments.

3.2.1. On a Synlogic Product by Synlogic Product and country-by-country basis in the Territory, Net Sales of such Synlogic Product in such country shall be reduced by [***] percent ([***]%) if (a) there is no Valid Claim of a Synlogic Patent Right or Patent Right licensed under Section 2.2.1 that covers the manufacture, use or sale of such Synlogic Product in such country, or (b) Regulatory Exclusivity for such Synlogic Product has expired in such country.

3.2.2. After the expiration of the Synlogic Royalty Term for a Synlogic Product in a particular country or other jurisdiction has occurred, the Net Sales from such country or other jurisdiction with respect to such Synlogic Product shall be excluded from annual Net Sales for the purpose of calculating the Synlogic Royalty.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

3.2.3. Synlogic Royalties shall become due and payable [***] following the end of the calendar quarter during which Net Sales first occur, and within [***] of the end of each calendar quarter thereafter for sales during each such calendar quarter.

3.2.4. Within [***] after the end of each calendar quarter following regulatory approval of a Synlogic Product, Synlogic shall (i) pay, or cause to be paid, Company an aggregate amount in cash equal to the amount of the Synlogic Royalties for such calendar quarter and (ii) furnish to Company a written report showing in reasonably specific detail, on a Synlogic Product-by-Synlogic Product and country-by-country basis the calculation of Net Sales of a Synlogic Product sold by Synlogic and its Affiliates and Sublicensees during such calendar quarter and the calculation of Synlogic Royalties for such calendar quarter. Synlogic shall keep complete and accurate records in sufficient detail to enable the Synlogic Royalties under this ARTICLE 3 to be determined.

3.2.5. No interest shall accrue or be paid on any portion of any Synlogic Royalty payment. The Parties acknowledge that a portion of each Synlogic Royalty payment may be treated and reported as interest for tax purposes.

3.3. Audit Rights. Upon [***] advance written notice by Company and not more than once in each calendar year, Synlogic, its Affiliates and Sublicensees shall permit an independent certified public accounting firm of nationally recognized standing, selected by Company and reasonably acceptable to Synlogic, to have access (including electronic access, to the extent available and customary for audit purposes) during normal business hours to such of the records of Synlogic and its Affiliates and Sublicensees as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for the calendar year immediately prior to the date of such request. No calendar year may be audited more than once. The accounting firm will enter a confidentiality agreement reasonably acceptable to Synlogic governing the use and disclosure of Synlogic’s information disclosed to such firm, and such firm shall disclose to Company only whether the royalty reports are correct or not and the specific details concerning any discrepancies. Company shall treat all financial information disclosed by its accounting firm pursuant to this Section 3.3 as Confidential Information of Synlogic for purposes of Section 5.1 of this Agreement, and shall cause its accounting firm to do the same.

3.3.1. Unless disputed by Synlogic in good faith, if such accounting firm concludes that the Synlogic Royalties paid during the audited period were more or less than the actual Synlogic Royalties due, Synlogic shall pay any additional amounts due within [***] after the date the written report of the accounting firm so concluding is delivered to Synlogic, and Synlogic shall be permitted to deduct any amounts overpaid from the Synlogic Royalties due in the next calendar quarter. The written report will be binding on the Parties absent clear error. The fees charged by such accounting firm shall be paid by Company; provided, that if the audit discloses that Synlogic Royalties payable by Synlogic for the applicable period have been underpaid by more than [***] percent ([***]%), then Synlogic shall pay the reasonable fees and expenses charged by such accounting firm.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

3.3.2. In the event of a good faith dispute by Synlogic regarding the result of an audit made pursuant to this Section 3.3, the Parties shall agree in good faith on an alternative independent certified public accounting firm of nationally recognized standing to perform a second audit. Synlogic shall bear all costs associated with the second audit; provided, that if the second audit discloses that Synlogic Royalties payable by Synlogic were not underpaid, then the Parties shall equally share the reasonable fees and expenses charged by the accounting firm. No over or under payment indicated by the initial audit shall be payable in the event of a dispute until the second audit is complete and such second audit shall be binding on the Parties, with any under payment determined thereby being payable within [***]after the date the written report of the accounting firm so concluding is delivered to Synlogic. Synlogic shall be permitted to deduct any amounts overpaid from the Synlogic Royalties in the next calendar quarter.

ARTICLE 4.

INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS

4.1. Ownership of Inventions and Regulatory Data.

4.1.1. Company Intellectual Property. Company shall own all Company Intellectual Property. To the extent permissible under patent law, Synlogic shall file and prosecute Patent Rights for Inventions generated in the course of Research Activities such that the Patent Rights, which may otherwise contain both claims that are solely related to the Delivered Microbes and claims related to other matters, are filed, where possible if a Delivered Microbe has been identified at the time of filing, and prosecuted, including by filing divisionals or continuations to separate where necessary, as separate Patent Rights that contain claims that solely relate to the Delivered Microbes and Patent Rights that contain claims that relate to such other matters.

4.1.2. Synlogic-Owned Inventions. Synlogic shall solely own any Invention and any Patent Right Covering such Invention arising out of the Research Activities, other than Company Intellectual Property (the “Synlogic-Owned Inventions”).

4.1.3. Regulatory Data. Company shall own all Regulatory Data. Synlogic shall have no rights, title or interest in or to any such Regulatory Data except as expressly provided for in this Section 4.1.3 or in Section 9.7(d) of the Merger Agreement (to the extent such Regulatory Data is Collaboration Data). Following exercise of the Option in accordance with Section 3.1 of the Merger Agreement, Company shall provide the following portions of Regulatory Data to Synlogic in the following timeframes: (a) reasonably in advance of any public disclosure of any Regulatory Data, a copy of Regulatory Data that that the Company intends to publicly disclose (provided, that Synlogic shall maintain such Regulatory Data in strict confidence, and shall not use such Regulatory Data for any purpose or disclose the same to any Third Party, unless and until Company publicly discloses such Regulatory Data) and (b) within a reasonable period of time following the first regulatory approval for each Product in the United States, a summary report, including top line data, of the pharmacokinetic and pharmacodynamics information for such Product.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

4.1.4. Assignment Obligation. Each Party shall cause all employees of such Party who perform activities for such Party under this Agreement to be under an obligation to assign their rights in any Inventions, whether or not patentable, resulting therefrom to such Party. With respect to any activities subcontracted to a Person that is not an employee, the Party retaining such subcontractor shall use commercially reasonable efforts to include in the applicable subcontract an assignment to such Party of all rights in Inventions made by such subcontractor resulting from such activities.

4.1.5. Independent Activities. Ownership of any inventions that are conceived or reduced to practice by or on behalf of a Party outside the performance of the Research Activities, and all Intellectual Property Rights therein or thereto, shall follow inventorship, which shall be determined in accordance with U.S. patent law.

4.2. Prosecution and Maintenance of Patent Rights.

4.2.1. Synlogic Patent Rights.

(a) Synlogic shall solely control the preparation, filing and maintenance of the Synlogic Patent Rights on a global basis. Synlogic shall keep Company reasonably informed of all steps with regard to and the status of the preparation, filing, prosecution, and maintenance of those Synlogic Patent Rights, if any, that claim the Delivered Microbes (the “Synlogic Delivered Microbe Patent Rights”), including by providing Company with (i) copies of all correspondence and material communications it sends to or receives from the US Patent and Trademark Office, the European Patent Office and equivalent patent offices in foreign jurisdictions, relating to the Synlogic Delivered Microbe Patent Rights, (ii) a draft copy of all applications sufficiently in advance of filing to permit reasonable review and comment by Company, and (iii) a copy of applications as filed, together with notice of its filing date and serial number. Synlogic shall be responsible for all past and present prosecution and maintenance costs for the Synlogic Delivered Microbe Patent Rights. Synlogic shall not grant, or permit the granting of, to any Person, without first offering the same to Company, (i) any second right to control the preparation, filing or maintenance of any Synlogic Patent Rights that Cover the Delivered Microbes or the Products (including, without limitation, the Synlogic Delivered Microbe Patent Rights), or (ii) any right to review or comment on any filings relating to the prosecution of such Synlogic Patent Rights.

4.2.2. Company Patent Rights.

(a) Company shall solely control the preparation, filing and maintenance of the Company Patent Rights on a global basis. Company shall not amend, modify or otherwise prosecute the Company Patent Rights in a manner that broadens or expands the claims in the Company Patent Rights beyond the claims that relate solely to the Delivered Microbes (including the nucleotide sequence or bacterial strain thereof).

4.3. Third Party Infringement.

4.3.1. Notice. If, during the Term, either Party learns of any actual, alleged or threatened infringement by a Third Party of any Synlogic Delivered Microbe Patent Rights or Company Patent Rights, such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

4.3.2. Enforcement of Synlogic Patent Rights

(a) Company shall have the first right to institute any infringement Action under any Synlogic Delivered Microbe Patent Right where a Party reasonably determines that a Third Party is marketing or plans to market an infringing product that competes with such Product, including such an infringement resulting from a Paragraph IV Certification. Company shall have the right to institute such Action in the name of Company or of Synlogic, or in the names of both of them.

(b) If Company institutes an infringement Action in accordance with Section 4.3.2(a), Synlogic shall have the right to review and comment upon material strategic decisions relating to such Action in accordance with Section 4.3.4, provided, that Company shall have the final say with respect thereto.

(c) If Company decides not to institute any infringement Action under any such Synlogic Delivered Microbe Patent Right, Company shall give Synlogic prompt notice thereof and Synlogic shall have a second right to institute any infringement Action under such Synlogic Delivered Microbe Patent Right. If Synlogic institutes an infringement Action in accordance with this Section 4.3.2(c), Company shall have the right to review and comment upon material strategic decisions relating to such Action in accordance with Section 4.3.4 and Synlogic shall consider such comments from Company in good faith, provided, that Synlogic shall have the final say with respect thereto.

4.3.3. Enforcement of Company Patent Rights. Company shall have the sole right to institute any infringement Action under the Company Patent Rights.

4.3.4. Cooperation. In any infringement Action brought under the Synlogic Delivered Microbe Patent Rights pursuant to Section 4.3.2(b) or (c), each Party shall, and shall cause its Affiliates to, reasonably cooperate with the other Party, in good faith, relative to the other Party’s efforts to protect the Synlogic Delivered Microbe Patent Rights. Notwithstanding the above, neither Party shall settle or compromise any related defense or infringement Action brought pursuant to Section 4.3.2(b) or (c) in a manner that diminishes the scope of or has an adverse effect on the validity of the Synlogic Delivered Microbe Patent Rights without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed. Furthermore, the Party initiating any infringement Action pursuant to Section 4.3.2(b) or (c) shall provide the other Party with reasonable prior notice and opportunity to review and comment on, and shall consider in good faith all reasonable and timely comments from such other Party on, any proposed arguments asserted or to be asserted in litigation related to the enforcement or defense of any such Patent Rights pursuant to Section 4.3.2(b) or (c),.

4.3.5. Expenses and Recoveries. All out-of-pocket costs incurred by either Party pursuant to Section 4.3.2(b) or (c) shall be borne solely by such Party. Any recovery obtained as a result of any such Action, by settlement or otherwise shall be first applied to reimbursement of the reasonable unreimbursed legal fees and expenses incurred by the Parties, and the remainder shall be retained by the Party bringing such Action.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

4.4. Orange Book Listings. Company shall have the sole right to determine which Patent Rights that Cover a Product to list in the Orange Book in the U.S. or other foreign equivalents and shall, at its discretion, undertake, at its costs and expense, to file any relevant information in order to ensure appropriate listing in the Orange Book relating to a Product.

ARTICLE 5.

CONFIDENTIALITY

5.1. Confidential Information.

5.1.1. Obligations.

(a) During the Term and for a period of [***] after any termination or expiration of this Agreement, each Party agrees to, and shall cause its Affiliates to, keep in confidence and not to disclose to any Third Party, or use for any purpose, except to exercise its rights or perform its obligations under this Agreement, any Confidential Information of the other Party.

(b) Each Party agrees that it and its Affiliates shall provide or permit access to the other Party’s Confidential Information to the receiving Party’s employees, consultants, advisors and Sublicensees, and to the employees, consultants and advisors of the receiving Party’s Affiliates, in each case who are subject to obligations of confidentiality and non-use with respect to such Confidential Information no less stringent than the obligations of confidentiality and non-use of the receiving Party pursuant to this Section 5.1; provided, that each Party shall remain responsible for any failure by its Affiliates and Sublicensees, and its and its Affiliates’ respective employees, consultants and advisors, to treat such Confidential Information as required under this Section 5.1 (as if such Affiliates, employees, consultants, advisors and Sublicensees were parties directly bound to the requirements of this Section 5.1).

5.1.2. Permitted Disclosures.

(a) Notwithstanding anything to the contrary herein, a recipient Party may disclose the other Party’s Confidential Information to the extent such disclosure is reasonably necessary to (i) file and prosecute patent applications or maintain patents which are filed or prosecuted in accordance with the provisions of this Agreement, (ii) file, prosecute or defend litigation in accordance with the provisions of this Agreement, (iii) comply with applicable laws, regulations or court orders; provided, however, that if a recipient Party is required to make any such disclosure, it shall provide prior written notice to the disclosing Party and will use reasonable efforts to assist the disclosing Party in its efforts to secure confidential treatment or a protective order or to otherwise limit disclosure, or (iv) to the extent such disclosure is reasonably necessary (x) in complying with the terms of the [***] or [***] or (y) in complying with the terms of agreements with Third Parties related to the Delivered Microbes or Products that are entered into after the Effective Date.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

5.2. Publicity. Neither Party may publicly disclose the existence or terms or any other matter of fact regarding this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed; provided, however, that either Party may make such a disclosure to the extent required by law or by the requirements of any nationally recognized securities exchange, quotation system or over-the-counter market on which such Party has its securities listed or traded. In the event that any such disclosure is required, Discloser shall make reasonable efforts to provide the other Party with prior notice and to coordinate with the other Party with respect to the wording and timing of any such disclosure.

ARTICLE 6.

REPRESENTATIONS AND WARRANTIES; CERTAIN COVENANTS

6.1. Representations and Warranties of Synlogic. Synlogic represents and warrants to Company that, as of the Effective Date:

6.1.1. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Synlogic corporate action.

6.1.2. This Agreement is a legal and valid obligation binding upon Synlogic and enforceable against Synlogic in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which Synlogic is a party or by which it is bound.

6.1.3. Synlogic has the full right and legal capacity to grant the rights granted to Company hereunder without violating the rights of any Third Party.

6.1.4. To Synlogic’s knowledge, the Synlogic Patent Rights have been properly filed and prosecuted, and Synlogic is (i) the sole owner of the Synlogic Patent Rights and (ii) the sole and exclusive (except for the reserved rights expressly set forth in the [***] or the [***], as applicable) licensee of the Patent Rights licensed to Synlogic under the [***] and the [***], as applicable. Neither Synlogic nor any of its Affiliates is a party to or otherwise bound by any oral or written contract or agreement that will result in any Person obtaining any interest in, or that would give to any Person any right to assert any claim in or with respect to, any rights granted by Synlogic under this Agreement.

6.1.5. Synlogic does not own or Control any Patent Right or other Intellectual Property right that dominates, reads on or concerns the subject matter of the claims set forth in the Synlogic Patent Rights or that would otherwise prevent Company from Exploiting the rights granted to it under this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

6.1.6. Neither Synlogic nor any of its Affiliates (i) has granted or will during the Term grant any right, license, encumbrance, consent or privilege that is inconsistent with the rights granted hereunder or (ii) has entered into or will during the Term enter into any agreements, whether oral or written, that are inconsistent with its obligations under this Agreement.

6.1.7. Synlogic is not aware of any Third Party Patent Right or other Intellectual Property right that would be infringed (i) by practicing any process or method or by making, using or selling any composition which is claimed or disclosed in the Synlogic Patent Rights, or (ii) by making, using, offering for sale, selling or importing the Lead Candidate, the Backups or the Products. Synlogic is not aware of any infringement or misappropriation by a Third Party of any of the Synlogic Patent Rights licensed hereunder or non-patented Synlogic Intellectual Property.

6.1.8. Synlogic Patent Rights as of the Effective Date. All Synlogic Patent Rights existing as of the Effective Date are listed on Exhibit A. Synlogic is, with respect to each Patent Right listed on Exhibit A-1 the sole and exclusive owner of the entire right, title and interest in and to such Patent Right; and with respect to each Patent Right listed on Exhibit A-2, the sole and exclusive licensee of such Patent Right. All Existing Patents are (i) subsisting and in good standing and (ii) being diligently prosecuted in the respective patent offices in the Territory in accordance with law, and have been filed and maintained properly and correctly and all applicable fees have been paid on or before the due date for payment. To Synlogic’s knowledge, all Patent Rights on Exhibit A are subsisting and are not invalid or unenforceable, in whole or in part.

6.1.9. Third Party Challenges to Synlogic IP. There are no claims, judgments, or settlements against, or amounts with respect thereto, owed by Synlogic or any of its Affiliates relating to the Synlogic Patent Rights or the Synlogic Know-How. No claim or litigation has been brought or, to Synlogic’s knowledge, threatened by any Person (a) alleging that the Synlogic Patent Rights owned by Synlogic are invalid or unenforceable, (b) asserting the misuse, or non-infringement of any of the Synlogic Patent Rights owned by Synlogic or (c) alleging the misappropriation of the Synlogic Know-How owned by Synlogic. To Synlogic’s knowledge, no claim or litigation has been brought or threatened by any Person (a) alleging that the Synlogic Patent Rights licensed by Synlogic are invalid or unenforceable, (b) asserting the misuse, or non-infringement of any of the Synlogic Patent Rights licensed by Synlogic, (c) challenging Synlogic’s Control of the licensed Synlogic Patent Rights or (d) alleging the misappropriation of the licensed Synlogic Know-How.

6.1.10. Ownership and Encumbrances. To Synlogic’s knowledge, the Synlogic Patent Rights are free and clear of any liens, charges, encumbrances or claims of ownership by any Third Party, other than non-exclusive licenses granted by Synlogic to Third Parties, which grants are not in conflict with, and do not preclude Company from exercising, the licenses granted to Company hereunder.

6.1.11. Confidentiality of Know-How. To Synlogic’s knowledge, no material breach of confidentiality has been committed by any Third Party with respect to the Synlogic Intellectual Property and Synlogic has used reasonable measures to protect the confidentiality thereof.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

6.2. Synlogic Covenants with Respect to the [***] and [***] .

6.2.1. Execution. The [***] and [***], when executed in accordance with the Merger Agreement, shall be valid and enforceable against Synlogic. Synlogic shall provide a true and complete copy of each of the [***] and [***] to Company as soon as reasonably practicable following the Effective Date.

6.2.2. Compliance. Synlogic shall, and shall cause its Affiliates and Sublicensees to, comply in all material respects with the [***] and the [***] and take any action reasonably requested by Company, to prevent any potential material breach by Synlogic, its Affiliates or Sublicensees of any term of the [***] or the [***].

6.2.3. Amendments; Termination. As of the Effective Date and throughout the Term, Synlogic (i) shall not amend, terminate, or otherwise alter the [***] or the [***] in a manner that adversely affects any of the rights granted to Company hereunder without Company’s prior written consent, (ii) shall promptly inform Company in the event that it receives written notice from [***] or [***] purporting to unilaterally terminate the [***] or the [***], and (iii) will use commercially reasonable efforts to dispute any allegation of any breach asserted by [***] or [***] with respect to the [***] or the [***], as applicable, as may be required to prevent termination of the [***] or the [***], as applicable, or that would reasonably be expected to have a material adverse effect on the sublicenses granted hereunder. Synlogic shall provide Company with a copy of all modifications to or amendments of the [***] and the[***], regardless of whether Company’s consent was required with respect thereto.

6.3. Representations and Warranties of Company.

6.3.1. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Company corporate action.

6.3.2. This Agreement is a legal and valid obligation binding upon Company and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which Company is a party or by which it is bound.

6.3.3. Company has the full right and legal capacity to grant the rights granted to Synlogic hereunder without violating the rights of any Third Party.

6.3.4. Neither Company nor any of its Affiliates (i) has granted or will during the Term grant any right, license, encumbrance, consent or privilege that is inconsistent with the rights granted hereunder or (ii) has entered into or will during the Term enter into any agreements, whether oral or written, that are inconsistent with its obligations under this Agreement.

6.4. No Warranties. Except as expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF NON-INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OF THIRD PARTIES, OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

ARTICLE 7. INDEMNIFICATION

7.1. General Indemnification By Synlogic. Synlogic shall indemnify and hold harmless Company, its Affiliates and their respective directors, officers, employees and agents (collectively, the “Company Indemnified Parties”), from, against and in respect of any and all Losses incurred or suffered by any Company Indemnified Party to the extent resulting from: (a) any breach of, or inaccuracy in, any representation or warranty made by Synlogic in this Agreement, or any breach or violation by Synlogic of any covenant or agreement in this Agreement; (b) the gross negligence or intentional misconduct of, or violation of law by, Synlogic, any of its Affiliates or Sublicensees, or any of their respective directors, officers, employees and agents, in performing Synlogic’s obligations or exercising Synlogic’s rights under this Agreement; or (c) subject to Section 2.3.1, activities related to the Research and Development, commercialization, manufacture, or other Exploitation of any engineered microbes, Delivered Microbes or Synlogic Products by Synlogic, its Affiliates or licensees (other than Company) anywhere in the world during the Term.

7.2. General Indemnification By Company. Company shall indemnify and hold harmless Synlogic, its Affiliates and their respective directors, officers, employees and agents (collectively, the “Synlogic Indemnified Parties”), from, against and in respect of any and all Losses incurred or suffered by any Synlogic Indemnified Party to the extent resulting from: (a) any breach of, or inaccuracy in, any representation or warranty made by Company in this Agreement or any breach or violation by Company of any covenant or agreement in this Agreement; (b) the gross negligence or intentional misconduct of, or violation of law by, Company, any of its Affiliates or Sublicensees, or any of their respective directors, officers, employees and agents, in performing Company’s obligations or exercising Company’s rights under this Agreement; or (c) Company’s Exploitation of any Delivered Microbes or Products by Company, its Affiliates or licensees or sublicensees (other than Synlogic) anywhere in the world during the Term.

7.3. Notice. An indemnified Party entitled to indemnification under Sections 7.1 or 7.2 shall give prompt written notification to the Indemnifying Party from whom indemnification is sought of the commencement of any Action by a Third Party for which indemnification may be sought (a “Third Party Claim”) or, if earlier, upon the assertion of such Third Party Claim by a Third Party; provided, however, that failure by an indemnified Party to give notice of a Third Party Claim as provided in this Section 7.3 shall not relieve the indemnifying Party of its indemnification obligation under this Agreement, except and only to the extent that such indemnifying Party is actually prejudiced as a result of such failure to give notice.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

7.4. Defense. Within thirty (30) days after delivery of a notice of any Third Party Claim in accordance with Section 7.3, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such Third Party Claim with counsel reasonably satisfactory to the Indemnified Party. If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense. The Party not controlling such defense may participate therein at its own expense, unless the indemnifying Party has not assumed control of such Third Party Claim, in which case such expenses shall be borne by the indemnifying Party.

7.5. Cooperation. The Party controlling the defense of any Third Party Claim shall keep the other Party advised of the status of such Third Party Claim and the defense thereof and shall reasonably consider recommendations made by the other Party with respect thereto. The other Party shall reasonably cooperate with the Party controlling such defense and its Affiliates and agents in defense of the Third Party Claim, with all out-of-pocket costs of such cooperation to be borne by the Party controlling such defense.

7.6. Settlement. The Indemnified Party shall not agree to any settlement of such Third Party Claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld, agree to any settlement of such Third Party Claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto or that imposes any liability or obligation on the Indemnified Party.

ARTICLE 8. TERM AND TERMINATION

8.1. Term. Unless terminated earlier in accordance with this ARTICLE 8, this Agreement becomes effective as of the Effective Date and shall remain in force for the period commencing on the Effective Date and continuing until terminated in accordance with the terms of this Agreement (the “Term”).

8.2. Termination

8.2.1. Termination for Material Breach. Upon any material breach of this Agreement by either Party (the “Breaching Party”), the other Party (the “Non-Breaching Party”) shall have the right, but not the obligation, to terminate this Agreement in its entirety by providing sixty (60) days written notice to the Breaching Party, which notice shall, in each case (a) expressly reference this Section 8.2, (b) reasonably describe the alleged breach which is the basis of such termination, and (c) clearly state the Non-Breaching Party’s intent to terminate this Agreement if the alleged breach is not cured within the applicable cure period. The termination shall become effective at the end of the notice period unless the Breaching Party cures such breach during such notice period; provided, that the Non-Breaching Party may, by notice to the Breaching Party, designate a later date for such termination. Notwithstanding the foregoing, (1) if such material breach, by its nature, is curable, but is not reasonably curable within the applicable cure period, then such cure

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

period shall be extended if the Breaching Party provides a written plan for curing such breach to the Non-Breaching Party and uses diligent efforts to cure such breach in accordance with such written plan; provided, that no such extension shall exceed sixty (60) days without the consent of the Non-Breaching Party. If the Breaching Party fails to cure such material breach within such sixty (60) day period, or such longer period of time as the Parties may agree, then the Non-Breaching Party may terminate this Agreement upon written notice to the Breaching Party as provided in this Section 8.2.1.

8.2.2. Voluntary Termination. Company may, upon sixty (60) days’ prior written notice to Synlogic, which notice expressly references this Section 8.2.2, unilaterally terminate this Agreement without cause. If Company provides such notice of termination, this Agreement shall remain in full force and effect until the effective date of such termination.

8.2.3. Termination for Insolvency. In the event that either Party (a) files for protection under bankruptcy or insolvency laws, (b) makes an assignment for the benefit of creditors, (c) appoints or suffers appointment of a receiver or trustee over substantially all of its property that is not discharged within ninety (90) days after such filing, (d) proposes a written agreement of composition or extension of its debts, (e) proposes or is a party to any dissolution or liquidation, (f) files a petition under any bankruptcy or insolvency act or has any such petition filed against that is not discharged within sixty (60) days of the filing thereof, or (g) admits in writing its inability generally to meet its obligations as they fall due in the general course, then the other Party may terminate this Agreement in its entirety effective immediately upon written notice to such Party.

8.3. Effects of Termination. In the event of expiration or termination of this Agreement for any reason, the provisions of this Section 8.3 shall apply.

8.3.1. Return of Confidential Information. Within thirty (30) days after the effective date of termination of this Agreement in its entirety, or earlier if requested by a Party, each Party shall, and cause its Affiliates to (a) destroy, all tangible items solely comprising, bearing or containing any Confidential Information of the other Party that are in such first Party’s or its Affiliates’ possession or control, and provide written certification of such destruction, or (b) prepare such tangible items of the other Party’s Confidential Information for shipment to such other Party, as such other Party may direct, at the first Party’s expense; provided, that, in any event, each Party may retain one copy of the Confidential Information of the other Party to the extent necessary to exercise its rights or perform its obligations that survive expiration or termination of this Agreement.

8.3.2. Termination of Licenses.

(a) As of the effective date of any termination by Synlogic under Section 8.2.1 or 8.2.3, or a termination by Company under Section 8.2.2, all licenses and sublicenses granted by Synlogic to Company under Section 2.1 shall terminate.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(b) As of the effective date of any termination by Company under Section 8.2.1 or 8.2.3, all licenses and sublicenses granted by Company to Synlogic under Section 2.2 shall terminate.

(c) As of the effective date of any termination by Company under Section 8.2.2, all licenses and sublicenses granted by Synlogic to Company under Section 2.1 shall terminate, and the licenses granted by Company to Synlogic under Section 2.2 shall continue in full force and effect until terminated by Synlogic.

8.3.3. Non-Exclusive Remedy. Notwithstanding anything herein to the contrary, termination of this Agreement shall be without prejudice to other remedies any Party may have at law or equity.

8.3.4. Survival. This Section 8.3.4, the provisions set forth in the following Sections, as well as, to the extent applicable, any other Sections or defined terms referred to in such Sections or Articles or necessary to give them effect, shall survive any expiration or termination of this Agreement in its entirety: Section 4.1 (Ownership of Inventions); Section 4.2 (Prosecution and Maintenance of Patent Rights; ARTICLE 5 (Confidentiality); ARTICLE 6 (Representations and Warranties); ARTICLE 7 (Indemnification); Section 8.3 (Effects of Termination); Section 9.3 (Choice of Law); Section 9.4 (Notices); Section 9.12 (No Consequential or Punitive Damages); and Section 9.20 (Records Generally). Furthermore, any other provisions required to interpret the Parties’ rights and obligations under this Agreement, including applicable definitions in ARTICLE 1, shall survive to the extent required. Except as otherwise provided in this Section 8.3.4, all rights and obligations of the Parties under this Agreement, including any licenses granted hereunder, shall terminate upon expiration or termination of this Agreement in its entirety or solely with respect to the terminated country, as the case may be, for any reason.

8.3.5. Survival of Sublicenses. In the event of a termination of this Agreement while a sublicense of rights granted by Company is in effect, the terms of this Section 8.3.5 shall apply, provided, that the applicable Sublicensee is not in material breach of the applicable sublicense agreement. In such event, (a) all of such Sublicensee’s obligations under the applicable sublicense agreement to Company shall remain in effect as obligations to Synlogic and shall be enforceable solely by Synlogic as a third party beneficiary, (b) such Sublicensee’s rights under the sublicense agreement that do not exceed and are not inconsistent with Synlogic’s obligations to Company under this Agreement, whether in scope, duration, nature or otherwise, shall survive termination; provided, that the foregoing shall in no way be interpreted to increase the scope, duration, territory or other aspect of the rights sublicensed to such Sublicensee and (c) all of Company’s rights under the sublicense agreement shall remain in effect, may be exercised solely by Synlogic and shall inure to the exclusive benefit of Synlogic.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 9.

MISCELLANEOUS

9.1. Assignment; Successors. Neither this Agreement nor any right or obligation hereunder may be assigned, in whole or in part, by operation of law or otherwise by any Party without the prior written consent of the other Party, except that either Party may, without the written consent of the other, assign this Agreement in its entirety in connection with the transfer or sale of all or substantially all of such Party’s assets or business related to this Agreement, or in the event of its merger, consolidation or similar transaction. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the Parties hereto and their respective successors and assigns.

9.2. Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on the Parties from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with applicable law.

9.3. Choice of Law. This Agreement shall be governed by, and construed in accordance with, the substantive law of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

9.4. Notices. All notices, requests, claims, demands, waivers and other communications under this Agreement shall be in writing and shall be by facsimile, courier services or personal delivery to the following addresses, or to such other addresses as shall be designated from time to time by a Party in accordance with this Section 9.4. The addresses and other contact information for the parties are as follows:

If to Synlogic:	Synlogic, Inc.
130 Brookline Street, #201 Cambridge, MA 02139 Attn: President Tel: (617) 401-9975

With a copy to:	Mintz Levin Attention: Lewis J. Geffen One Financial Center Boston, MA 02111 Tel: (617) 348-1834 Fax: (617) 542-2241

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

If to Company:	Synlogic IBDCo, Inc. 130 Brookline Street, #201 Cambridge, MA 02139 Attn: President Tel: (617) 401-9975

With a copy to:	Mintz Levin Attention: Lewis J. Geffen One Financial Center Boston, MA 02111 Tel: (617) 348-1834 Fax: (617) 542-2241

And, if Buyer exercises the Option in accordance with Section 3.1 of the Merger Agreement, with a copy to:

AbbVie S.à.r.l. 26, Boulevard Royal L-2449 Luxembourg Grand-Duchy of Luxembourg Attn: General Manager Fax: [***]

In lieu of a copy to Mintz Levin as provided above: Ropes & Gray LLP Attention: Marc A. Rubenstein Prudential Tower 800 Boylston Street Boston, MA 02199 Tel: [***]

9.5. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. The Parties shall use all reasonable efforts to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the greatest extent possible, the economic, business and other purposes of such invalid or unenforceable provision.

9.6. Integration. This Agreement (and, when executed, each Related Agreement), together with all schedules and exhibits attached hereto, constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supersedes all previous agreements, whether written or oral. In the event of a conflict between the Merger Agreement or any schedules or attachments to this Agreement, on the one hand, and this Agreement, on the other hand, the terms of this Agreement shall govern. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

9.7. English Language. This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

9.8. Section 365(n). All licenses granted under this Agreement are deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined in Section 101 of such Code. The Parties agree that Company may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, regardless of whether either Party files for bankruptcy in the United States or other jurisdiction. The Parties further agree that, in the event Company elects to retain its rights as a Company under such Code, Company shall be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology. Such embodiments of the technology shall be delivered to the Company not later than: (a) the commencement of bankruptcy proceedings against Synlogic, upon written request, unless Synlogic elects to perform its obligations under the Agreement, or (b) if not delivered as set forth above, upon the rejection of this Agreement by or on behalf of Company, upon written request.

9.9. Waivers and Amendments. The failure of any Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other Party. No waiver shall be effective unless it has been given in writing and signed by the Party giving such waiver, and no provision of this Agreement may be amended or modified other than by a written document signed by authorized representatives of each Party.

9.10. Independent Contractors; No Agency. Neither Party shall have any responsibility for the hiring, firing or compensation of the other Party’s or such other Party’s Affiliates’ employees or for any employee benefits with respect thereto. No employee or representative of a Party or its Affiliates shall have any authority to bind or obligate the other Party for any sum or in any manner whatsoever, or to create or impose any contractual or other liability on such other Party, without such other Party’s written approval. For all purposes, and notwithstanding any other provision of this Agreement to the contrary, each Party’s legal relationship under this Agreement to the other Party shall be that of independent contractor, and the relationship between the two (2) Parties shall not constitute a partnership, joint venture, or agency, including for all tax purposes.

9.11. Execution in Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement may be executed by facsimile, pdf or other electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were the original signatures.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

9.12. No Consequential or Punitive Damages.

9.12.1. EXCEPT AS SET FORTH IN SECTIONS 9.12.2 or 9.12.3, NEITHER PARTY NOR ANY OF ITS AFFILIATES WILL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, PUNITIVE OR MULTIPLE DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, OR FOR ANY LOSS OR INJURY TO A PARTY’S OR ITS AFFILIATES’ PROFITS, BUSINESS (INCLUDING BUSINESS INTERRUPTION) OR GOODWILL ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, IN EACH CASE HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES.

9.12.2. THE LIMITATIONS AND DISCLAIMERS SET FORTH IN SECTION 9.12.1 SHALL NOT APPLY TO A CLAIM (I) FOR WILLFUL MISCONDUCT; (II) BY SYNLOGIC AGAINST COMPANY FOR DAMAGES RESULTING FROM A BREACH OF SECTION 2.3.2; (III) BY COMPANY AGAINST SYNLOGIC FOR DAMAGES RESULTING FROM AN INTENTIONAL AND WILLFUL BREACH OF SECTIONS 2.3.1; OR (IV) FOR DAMAGES RESULTING FROM A BREACH OF ARTICLE 5.

9.12.3. NOTHING IN THIS SECTION 9.12 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY WITH RESPECT TO THIRD PARTY CLAIMS.

9.13. Performance by Affiliates. To the extent that this Agreement imposes obligations on Affiliates or Sublicensees of a Party, such Party shall cause its Affiliates and shall use diligent efforts to cause its Sublicensees to perform such obligations. Either Party may use one or more of its Affiliates to perform its obligations and duties hereunder; provided, that each such Affiliate or Sublicensee shall be bound by the corresponding obligations of the applicable Party and provided, further, that, subject to such Party’s assignment to an Affiliate pursuant to Section 9.1, such Party shall remain liable hereunder for the prompt payment and performance of all of its obligations hereunder.

9.14. Force Majeure. Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

9.15. No Third Party Beneficiary Rights. This Agreement is not intended to and shall not be construed to give any Third Party any interest or rights (including any third

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

party beneficiary rights) with respect to or in connection with any agreement or provision contained herein or contemplated hereby, other than, to the extent provided in ARTICLE 7, the indemnified Parties.

9.16. Non-exclusive Remedy. Except as expressly provided herein, the rights and remedies provided herein are cumulative and each Party retains all remedies at law or in equity, including the Parties’ ability to receive legal damages or equitable relief, with respect to any breach of this Agreement. Neither Party shall be required to terminate this Agreement due to a breach of this Agreement by the other Party.

9.17. Headings. The Article and Section headings used herein are for reference and convenience only, and will not enter into the interpretation of this Agreement

9.18. Further Assurances. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

9.19. Construction. The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

9.20. Records Generally. Without limiting any of the Party’s obligations set forth in any other provision of this Agreement, each Party shall keep or cause its Affiliates to keep records as are appropriate to document such Party’s, and its Affiliates’, compliance with its obligations hereunder and under applicable law in a manner consistent with this Agreement for those periods applicable to such records in accordance with applicable law.

[Remainder of this page intentionally blank.]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, each Party has caused this Agreement to be duly executed by its authorized representative under seal, in duplicate on the Effective Date.

SYNLOGIC, INC.

By:	/s/ Jose-Carlos Gutierrez-Ramos
Name:	Jose-Carlos Gutierrez-Ramos
Title:	President and Chief Executive Officer

SYNLOGIC IBDCO, INC.

By:	/s/ Alison Silva
Name:	Alison Silva
Title:	Chief Operating Officer

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A-1

SYNLOGIC PATENT RIGHTS - OWNED

USSN	Title	Inventors	Filing Date
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

EXHIBIT A-2

SYNLOGIC PATENT RIGHTS - IN-LICENSED

(US)

[***] Docket No.	USSN/ Patent No.	Title	Inventors	Filed/ Issued
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

(Foreign)

[***] Docket No.	Country	PCT / Patent No.	Title	Inventors	Filed/ Issued
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.